EXHIBIT 10.24


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE COMPANY (AS DEFINED HEREIN) THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS.

                                                                     Warrant A-1

                          MERCURY WASTE SOLUTIONS, INC.
                               WARRANT TO PURCHASE
                                  COMMON STOCK


         For value received, Bankers American Capital Corporation, a Minnesota corporation ("Holder"), is entitled to subscribe for and purchase from Mercury Waste Solutions, Inc., a Minnesota corporation (the "Company"), up to SEVENTY THOUSAND (70,000) fully paid and nonassessable shares of the Company's common stock, $.01 par value ("Common Stock"), at the price of $1.44 per share, subject to adjustments as noted below (the "Warrant Exercise Price").

         This Warrant may be exercised by Holder at any time after February 11, 2001 and prior to August 11, 2005.

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written notice of exercise delivered to the Company at least ten (10) business days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the shares of stock so purchased shall be delivered to the Holder within ten (10) business days after the rights represented by this Warrant shall have been so exercised and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time.

         2. COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Warrant (the "Warrant Shares") shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. ANTIDILUTION ADJUSTMENTS. The foregoing provisions are, however, subject to the following:

                  (1) The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (2) In case the Company shall at any time divide the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely in case the outstanding shares of its common stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

                  (3) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder as if it had exercised this Warrant and had received such shares of common stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered Holder of this Warrant at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  (4) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 3(1) through 3(3), but which should


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


result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to this Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

                  (5) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

         5. AMENDMENT. Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by a duly authorized officer as of the 14th day of August, 2000.

                                       MERCURY WASTE SOLUTIONS, INC.


                                       By:       /s/ Todd Anderson
                                            ------------------------------------
                                       Name:     Todd Anderson
                                            ------------------------------------
                                       Its:      Chief Financial Officer
                                            ------------------------------------


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


                          MERCURY WASTE SOLUTIONS, INC.
                                WARRANT EXERCISE

                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


         The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____ shares of the Common Stock of Mercury Waste Solutions, Inc. to which such Warrant relates and herewith makes payment of $_______________ therefor in cash or by certified or cashier's check and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________________________________________, whose address is set forth below the signature of the undersigned. If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                     Name of Warrant Holder:

                                     Bankers American Capital Corporation
                                     -------------------------------------------
                                     (Please print)

                                     Address of Warrant Holder:

                                     302 North Riverfront Drive
                                     Mankato, Minnesota 56001

                                     Tax Identification No. or
                                     Social Security No. of Warrant Holder:


                                     -------------------------------------------

                                     Signature
                                               ---------------------------------

                                     NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND
                                     EXACTLY WITH THE NAME OF THE WARRANT HOLDER
                                     AS IT APPEARS ON THE FIRST PAGE OF THE
                                     WARRANT.

                                     Dated:
                                            ------------------------------------


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